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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          -----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

        Date of Report (Date of earliest event reported): August 12, 2002

                         Quest Diagnostics Incorporated
             (Exact name of Registrant as specified in its charter)
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


                   Delaware                                     1-12215                               16-1387862
         (State or other jurisdiction                   Commission File Number             (I.R.S. Employer Identification
              of incorporation)                                                                        Number)

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                               One Malcolm Avenue
                           Teterboro, New Jersey 07608
                                 (201) 393-5000
         (Address of principal executive offices and telephone number, including area code)
                          -----------------------------



Item 9.           Regulation FD Disclosure.
                  ------------------------

On August 12, 2002, Kenneth W. Freeman, the Chief Executive Officer of Quest Diagnostics Incorporated, and Robert A. Hagemann, the Chief Financial Officer of Quest Diagnostics Incorporated, submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order 4-460 and Section 906 of the Sarbanes-Oxley Act of 2002.






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                                    Signature



                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 12, 2002

                         QUEST DIAGNOSTICS INCORPORATED

                         By:    /s/ Leo C. Farrenkopf, Jr.
                         -----------------------------------------
                         Name:  Leo C. Farrenkopf, Jr.
                         Title:  Vice President and Secretary






     Exhibit Index

     Exhibit 99.1: Statement under Oath of Chief Executive Officer dated August 12, 2002

     Exhibit 99.2: Statement under Oath of Chief Financial Officer dated August 12, 2002

     Exhibit 99.3 Statement Pursuant to 18. U.S.C.'SS'1350 of Chief Executive Officer dated August 12, 2002

     Exhibit 99.4 Statement Pursuant to 18. U.S.C.'SS'1350 of Chief Financial Officer dated August 12, 2002

                             STATEMENT OF DIFFERENCES
                             ------------------------

The section symbol shall be expressed as....................................'SS'